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                                                                    Exhibit 10.1
                            FOURTH AMENDMENT TO LEASE

      THIS FOURTH AMENDMENT TO LEASE (the "Fourth Amendment") is made as of this 31st day of October, 2005, by and between MERRILL PLACE, LLC, a Washington limited liability company ("Landlord"), and CRAY INC., formerly known as Tera Computer Company, a Washington corporation ("Tenant").

      RECITALS:

      A. Landlord is the owner of certain real property and the improvements situated thereon having a postal address of 411 First Avenue South, Seattle, Washington 98104 (the "Property"). The improvements on the Property are commonly known as the Sellar Hambach Building, the Schwabacher Building and the Warehouse Building.

      B. Landlord and Tenant entered into a Lease Agreement, dated November 21, 1997, as amended by an Amendment to Lease dated June 15, 1999, a Second Amendment to Lease dated December 18, 2000, and a Third Amendment to Lease dated September 28, 2001 (the "Third Amendment") (hereinafter collectively called the "Lease"). The Lease provides for the lease by Landlord to Tenant of certain Premises in the Sellar Hambach Building and the Schwabacher Building, consisting of approximately 86,152 square feet.

      C. Landlord has agreed to take back the Leased Third Floor Space (as defined in the Third Amendment) and all of the space leased to Tenant on the seventh floor of the Sellar Hambach Building (the "Seventh Floor Space"), subject to the terms and conditions contained herein.

      NOW, THEREFORE, for and in consideration of the recitals, which are incorporated herein, and other good and valuable consideration, the parties hereto agree that the Lease shall be, and the same hereby is, amended as follows:

      1. Surrender and Acceptance of Leased Third Floor Space. Effective as of October 1, 2005 (the "Third Floor Surrender Date"), Landlord hereby takes back, and Tenant hereby surrenders and waives all rights to lease and occupy, the Leased Third Floor Space (consisting of approximately 9,082 square feet). Landlord and Tenant further agree that as of the Third Floor Surrender Date,
Section 1(b) of the Lease shall be amended such that the total floor area of the Premises shall be approximately 77,070 rentable square feet and Section 1(d) of the Lease which sets forth Tenant's Percentage of the Building(s) shall be reduced accordingly to 60.21% (77,070 divided by 127,992). In consideration for Landlord's agreement to take back the Leased Third Floor Space, Tenant shall issue Landlord 20,000 shares of the common stock of Tenant on or before October 31, 2005.

      2. Rights to and Obligations of Leased Third Floor Space; Reconciliation. With respect to the Leased Third Floor Space, each of the parties hereto acknowledge performance of all obligations of the other party under this Lease or otherwise in connection with the Leased Third Floor Space through and including the date of this Amendment, and agree that, from and


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after the Third Floor Surrender Date, the Lease and all rights and obligations of the parties thereunder with regard to the Leased Third Floor Space shall be deemed to have expired and terminated as fully and completely and with the same force and effect as if such date were the termination date set forth in the Lease to the Leased Third Floor Space. In addition, any and all rights and obligations of the parties which may have arisen in connection with the Leased Third Floor Space, other than those which would, by their express terms, survive the termination of the Lease, shall be deemed to have expired and terminated as of the Third Floor Surrender Date. Notwithstanding the foregoing, Landlord and Tenant do hereby acknowledge and agree that, as to the Leased Third Floor Space, year end adjustments (reconciliations) pertaining to the Leased Third Floor Space, as prescribed by the Lease, may not have occurred as of the Third Floor Surrender Date, and therefore the provisions of the Lease relating to the requirement for year end statements, reconciliations, and payments for deficiency or overpayment of the extra charges based on use, however they may be described under the Lease, shall continue in force until they are otherwise resolved under the Lease, or eighteen (18) months from the Third Floor Surrender Date, whichever occurs first.

      3. Surrender and Acceptance of Seventh Floor Space. Effective on January 1, 2006 (the "Seventh Floor Surrender Date"), Landlord shall take back, and Tenant shall surrender and waive all right to lease and occupy, the Seventh Floor Space (consisting of approximately 17,457 square feet). Landlord and Tenant further agree that as of the Seventh Floor Surrender Date, Section 1(b) of the Lease shall be amended such that the total floor area of the Premises shall be approximately 59,613 rentable square feet and Section 1(d) of the Lease which sets forth Tenant's Percentage of the Building(s) shall be reduced accordingly to 46.58% (59,613 divided by 127,992). In consideration of Landlord's agreement to take back the Seventh Floor Space, Tenant shall issue Landlord 50,000 shares of the common stock of Tenant on or before January 1, 2006.

      4. Rights to and Obligations of Seventh Floor Space; Reconciliation. With respect to the Seventh Floor Space, each of the parties hereto acknowledge performance of all obligations of the other party under this Lease or otherwise in connection with the Seventh Floor Space through and including the date of this Amendment, and agree that, from and after the Seventh Floor Surrender Date, the Lease and all rights and obligations of the parties thereunder with regard to the Seventh Floor Space shall be deemed to have expired and terminated as fully and completely and with the same force and effect as if such date were the termination date set forth in the Lease to the Seventh Floor Space. In addition, any and all rights and obligations of the parties which may have arisen in connection with the Seventh Floor Space, other than those which would, by their express terms, survive the termination of the Lease, shall be deemed to have expired and terminated as of the Seventh Floor Surrender Date. Notwithstanding the foregoing, Landlord and Tenant do hereby acknowledge and agree that, as to the Seventh Floor Space, year end adjustments (reconciliations) pertaining to the Seventh Floor Space, as prescribed by the Lease, may not have occurred as of the Seventh Floor Surrender Date, and therefore the provisions of the Lease relating to the requirement for year end statements, reconciliations, and payments for deficiency or overpayment of the extra charges based on use, however they may be described under the Lease, shall continue in force until they are otherwise resolved under the Lease, or eighteen (18) months from the Seventh Floor Surrender Date, whichever occurs first.


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      5. Restricted Shares. The shares of Tenant's common stock to be issued pursuant to Paragraphs 1 and 3 above will be restricted stock, subject to the provisions of Rule 144. At Landlord's request, Tenant agrees to take all reasonable steps, in accordance with applicable securities laws, to facilitate Landlord's sale of the restricted stock after the Rule 144, one-year holding period and to remove the restrictive legend from the certificate after the two-year holding period. The timely removal of the restrictive legend from the certificates, as provided herein, is a material part of this Fourth Amendment; provided, however, that any failure by Tenant to do so shall not impair or rescind this Fourth Amendment.

      6. Counterparts. This Fourth Amendment may be executed in one or more counterparts, and all of the counterparts shall constitute but one and the same agreement, notwithstanding that all parties hereto are not signatories to the same or original counterpart.

      7. All Other Terms Remain Unchanged. Capitalized terms not otherwise defined herein shall have the same meaning given them in the Lease. Except as amended herein, all other terms and conditions of the Lease shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date first above written.


"LANDLORD"                        MERRILL PLACE, LLC,
                                  a Washington limited liability company

                                  By: NSD, LLC, a Washington limited liability company, its manager

                                        By   /s/  Kevin Daniels
                                        ----------------------------------------
                                             Kevin Daniels, Member


"TENANT"                          CRAY INC.,
                                  a Washington corporation


                                  By     /s/  Brian C. Henry
                                  ----------------------------------------------
                                   Its Executive Vice President and CFO

                                  By     /s/   Kenneth W. Johnson
                                  ----------------------------------------------
                                   Its  Senior Vice President


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STATE OF WASHINGTON           )
                              ) ss.
COUNTY OF KING                )

      I certify that I know or have satisfactory evidence that KEVIN DANIELS is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as a Member of NSD, LLC, in its capacity as the Manager of MERRILL PLACE LLC, to be the free and voluntary act and deed of each of said limited liability companies, for the uses and purposes mentioned in the instrument.

      WITNESS my hand and official seal hereto affixed this 14th day of November, 2005.


      [Notary Stamp]


                                    /s/  Darlene H. Hermes
                                    --------------------------------------------
                                    (Signature of Notary)
                                    Darlene H. Hermes
                                    --------------------------------------------
                                    (Print or stamp name of Notary)
                                    NOTARY PUBLIC in and for the State
                                    of Washington
                                    My Appointment Expires: 11-02-06


STATE OF WASHINGTON           )
                              ) ss.
COUNTY OF KING                )

      I certify that I know or have satisfactory evidence that Brian C. Henry and Kenneth W. Johnson are the persons who appeared before me, and said persons acknowledged that they signed this instrument, on oath stated that they were authorized to execute the instrument and acknowledged it as the Executive Vice President and Senior Vice President, respectfully, of CRAY INC., to be the free and voluntary act and deed of said corporation, for the uses and purposes mentioned in the instrument.

      WITNESS my hand and official seal hereto affixed this 11th day of November, 2005.


      [Notary Stamp]


                                    /s/ Carol Lynn Cole
                                    --------------------------------------------
                                    (Signature of Notary)
                                    Carol Lynn Cole
                                    --------------------------------------------
                                    (Print or stamp name of Notary)
                                    NOTARY PUBLIC in and for the State
                                    of Washington
                                    My Appointment Expires: 11-20-07


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